                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 30, 1999



                               RESPONSE USA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                0-20770                 52-1441922
       (State or other          (Commission              (IRS Employer
       jurisdiction of          File Number)             Identification
        incorporation)                                      Number)


                       3 Executive Campus, 2nd Floor South
                              CHERRY HILL, NJ 08002
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (856) 661-0700


                               11-H Princess Road
                         LAWRENCEVILLE, NEW JERSEY 08648
                  (Former address if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 11, 1999, Response USA, Inc. ("Response") entered into a Stock Purchase Agreement with Vector Security, Inc., pursuant to which Response agreed to sell the stock of two of its wholly owned subsidiaries, United Security Systems, Inc. and The Jupiter Group, Inc. d/b/a Triple A Patrol (the "Sale Transaction"). The closing of the Sale Transaction occurred on September 30, 1999. The total consideration for the Sale Transaction was approximately $50,300,000 in cash (of which approximately $5,000,000 is being held by the buyer pending certain post-closing adjustments) and is subject to adjustment under certain circumstances. The Company paid a fee to Lehman Brothers Inc., which firm acted as financial advisor in the transaction and rendered a fairness opinion to Response regarding the Sale Transaction.

         Response utilized approximately $31,000,000 of such proceeds to reduce its outstanding indebtedness to $26,200,000. In addition, Response utilized approximately $5,400,000 to satisfy certain stock price guarantees and to redeem certain shares issued in connection with past security company acquisitions and utilized approximately $3,900,000 in satisfaction of certain severance and other obligations and transaction expenses.

         As a result of the Sale Transaction, Response is no longer engaged in the alarm or patrol businesses and is solely engaged in the Personal Response System (PRS) business. Simultaneous with the Sale Transaction, The Company moved all of its PRS monitoring to its monitoring station located in Boca Raton, Florida.

         The above description of the Stock Purchase Agreement is incomplete and is qualified in its entirety by reference to such agreement incorporated by reference as Exhibit 1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired: N/A.

         (b) Pro Forma Financial Information: The required pro forma financial statements are to be filed by amendment no later than 60 days after the filing of this report.

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         (c) Exhibits:

             (1) Stock Purchase Agreement dated as of August 11, 1999, by and among United Security Systems, Inc., The Jupiter Group, Inc., Response USA, Inc. and Vector Security, Inc.(1)


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RESPONSE USA, INC.


Dated:  October 15, 1999            By: /s/ Richard M. Brooks
                                        ------------------------------------
                                        Richard M. Brooks,
                                        President



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(1) Incorporated by reference to Exhibit 10(m) to the Company's Annual Report on
Form 10-KSB for the fiscal year ended June 30, 1999.


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